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EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Veritas DGC Inc. (the "Company") for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Thierry Pilenko, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented as required by such Report.

March 12, 2004


                                                  /s/ THIERRY PILENKO
                                                -------------------------
                                                      Thierry Pilenko
                                                 Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Veritas DGC Inc. and will be retained by Veritas DGC Inc. and furnished to the Securities and Exchange Commission or its staff upon request.